UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TRACON Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

TRACON Pharmaceuticals, Inc.

4350 La Jolla Village Drive, Suite 800

San Diego, CA 92122

(858) 550-0780

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 6, 2023

You are invited to attend a special meeting of stockholders (the “Special Meeting”) of TRACON Pharmaceuticals, Inc. (the “Company” or “TRACON”) to be held on September 6, 2023, at 8:00 a.m., Pacific time at the Company’s corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of our common stock at a ratio in the range of one-for-five to one-for-twenty of our common stock with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Split Proposal”);
2.
To approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park Capital Fund, LLC and its affiliates (“Lincoln Park”) in accordance with the pricing terms set forth in the common stock purchase agreement dated May 8, 2023 (the “Lincoln Park Purchase Agreement”) that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale (the “Nasdaq Stockholder Approval Proposal”); and

3. To transact any other business that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.

Only stockholders of record at the close of business on August , 2023 will be entitled to attend and vote at the Special Meeting and at any adjournments or postponements thereof. Such stockholders are cordially invited to attend the Special Meeting.

Our board of directors recommends that you vote FOR each of the Reverse Split Proposal and Nasdaq Stockholder Approval Proposal as provided in Proposal 1 and Proposal 2, respectively.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on September 6, 2023 at 8:00 a.m. Pacific time at the Company’s corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122.

The proxy statement is available at www.proxyvote.com

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer

San Diego, California

August , 2023

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE TRACON PHARMACEUTICALS, INC. SPECIAL MEETING OF STOCKHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE”) YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE?”, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR PROXY CARD. THIS WILL HELP ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

TRACON Pharmaceuticals, Inc.

4350 La Jolla Village Drive, Suite 800

San Diego, CA 92122

(858) 550-0780

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON September 6, 2023

Your proxy is being solicited by the Board of Directors (the “Board”) of TRACON Pharmaceuticals, Inc. (the “Company”, “TRACON”, “we”, “our” or “us”) and this Proxy Statement contains information related to the Company’s Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will be held at 8:00 a.m. Pacific time at the Company’s corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122, or any adjournments or postponements thereof, for the purposes described herein.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Why did I receive these proxy materials?

We have sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the internet, which can be accessed at www.proxyvote.com.

We intend to mail these proxy materials on or about August , 2023 to all stockholders of record entitled to vote at the Special Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on August , 2023 (the “Record Date”) are entitled to vote at the Special Meeting. At the close of business on the Record Date, there were shares of our common stock outstanding. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Special Meeting will be available for 10 days prior to the Special Meeting, Monday through Friday between the hours of 9:00 a.m. and 4:00 p.m. Pacific time at our corporate headquarters located at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122. If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer N.A., then you are a “stockholder of record.” As a stockholder of record, you may vote in person at the Special Meeting (subject to satisfying the admission criteria) or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

What am I voting on?

Management is presenting two proposals for stockholder vote: (i) to amend the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Split of the Company’s common stock at a ratio in the range of one-for-five to one-for-twenty of our common stock, with the exact ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”) and (ii) to approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale (the “Nasdaq Stockholder Approval Proposal”).

You may vote “FOR” or “AGAINST” or you may abstain from voting on the Reverse Split Proposal and Nasdaq Stockholder Approval Proposal.

Our Board unanimously recommends a vote FOR each of the Reverse Split Proposal and Nasdaq Stockholder Approval Proposal.

What are “broker non-votes”?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Under the applicable rules, we believe the Reverse Stock Split Proposal is likely to be considered a “routine” item. This means that brokers may vote using their discretion on such proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe the Nasdaq Stockholder Approval Proposal is likely to be considered “non-routine”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What if another matter is properly brought before the Special Meeting?

Our Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

If you are a stockholder with shares registered in your name, you may vote for the matter before our stockholders as described in this Proxy Statement by one of the following methods:

•
Vote via the Internet. Go to the web address www.proxyvote.com and follow the instructions for Internet voting. You will be asked to provide the company number and control number from the enclosed proxy card. If you vote via the Internet, you should be aware that there may be incidental costs associated with electronic access, such as your usage charges from your Internet access providers and telephone companies, for which you will be responsible.
•
Vote by Telephone. Dial 1-800-690-6903 and follow the instructions for telephone voting. You will be asked to provide the company number and control number from the enclosed proxy card.
•
Vote by Proxy Card Mailed to You. Complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.
•
Vote In Person. Come to the Special Meeting and we will give you a ballot when you arrive.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares for the matter before our stockholders as described in this Proxy Statement and confirm that your voting instructions have been properly recorded.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with this proxy statement from that organization rather than from us. Simply complete and mail the proxy card as directed by the voting instructions to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with our proxy materials, or contact your broker or bank to request a proxy form.

Votes submitted via the Internet, by telephone or by signed proxy card must be received by 11:59 PM Eastern time on August , 2023.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What if I return a proxy card or otherwise vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by our Board on the matter presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Who is soliciting the proxies?

The Board is soliciting the proxies for the Special Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by: (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122, (b) granting another proxy by telephone or through the Internet, (c) submitting another properly completed proxy card with a later date or (d) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke your proxy unless you actually vote in person at the Special Meeting.

Your most current proxy, whether submitted by proxy card, telephone or Internet, is the one that is counted.

For shares you beneficially hold in street name, you may change your vote by submitting new voting instructions to your broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

How are the votes counted?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that a majority of all of our outstanding shares of stock entitled to vote - whether present in person or represented by proxy - constitutes a quorum for the transaction of business at the Special Meeting. Votes for and against, abstentions, and “broker non-votes” will be counted for purposes of determining the presence or absence of a quorum.

You may either vote “FOR” or “AGAINST” or you may abstain from voting for the Reverse Split Proposal and Nasdaq Stockholder Approval Proposal.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” votes, “Against” votes, abstentions and broker non-votes.

What vote is needed to approve the Proposals?

To be approved, the Reverse Split Proposal must receive a “For” vote from a majority of the outstanding shares of common stock on the Record Date. If you “Abstain” from voting, it will have the same effect as an “Against” vote. We have been advised that the Reverse Split Proposal will be a discretionary proposal considered routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus will not result in broker non-votes.

To be approved, the Nasdaq Stockholder Approval Proposal must receive a “For” vote from a majority of the total votes cast on the proposal. Abstentions are not treated as votes cast and, therefore, will have no effect. We have been advised that Nasdaq Stockholder Approval Proposal will be considered non-routine under the rules of the New York Stock Exchange, which generally controls the ability of brokers to vote or not vote shares held in street name on certain matters, and thus will result in broker non-votes, which will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Special Meeting or by proxy. On the Record Date, there were shares of our common stock outstanding and entitled to vote. Thus, shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or a majority of the votes present at the Special Meeting may adjourn the meeting to another date.

How do I attend the Special Meeting?

The meeting will be held on September 6, 2023 at 8:00 a.m. Pacific time at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122. Directions to the Special Meeting may be found at www.traconpharma.com.

Admission to the Special Meeting is limited to TRACON stockholders and a member of each attending stockholder’s immediate family or their named representatives. For stockholders of record, upon your arrival at the meeting location, you will need to present identification to be admitted to the Special Meeting. If you are a stockholder who is an individual, you will need to present government-issued identification showing your name and photograph (i.e., a driver’s license or passport), or, if you are representing an institutional investor, you will need to present government-issued photo identification and professional evidence showing your representative capacity for such entity. In each case, we will verify such documentation with our Record Date stockholder list. We reserve the right to limit the number of immediate family members or representatives who may attend the Special Meeting. For stockholders holding shares in street name, in addition to providing identification as outlined for record holders above, you will need a valid proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the Record Date. Cameras and electronic recording devices are not permitted at the Special Meeting.

How does the Board recommend that I vote?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF the Reverse Split Proposal and Nasdaq Stockholder Approval Proposal.

Who pays the costs of the proxy solicitation?

The Company will pay all of the costs of soliciting proxies. In addition to these proxy materials, our officers, directors, employees and other stockholders of the Company may solicit proxies personally, by telephone, or by other means of communication without receiving additional compensation. The Company, if requested, will also pay brokers and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

Where can I find the voting results of the Special Meeting?

We intend to announce the final voting results at the Special Meeting and publish the final results in a Current Report on Form 8-K within four business days of the Special Meeting, unless final results are unavailable in which case we will publish the preliminary results in such Current Report on Form 8-K. If final results are not filed with our Current Report on Form 8-K to be filed within four business days of the Special Meeting, the final results will be published in an amendment to our Current Report on Form 8-K within four business days after the final voting results are known.

When are stockholder proposals due for the next annual meeting?

The Bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a director of the Board. The Bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a director must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than the 120th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., December 21, 2023), nor later than the close of business on the 90th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., January 20, 2024). However, the Bylaws also provide that, in the event that the date of the annual meeting is changed by more than 30 days from the previous year’s annual meeting as specified in the Company’s notice of meeting, this advance notice must be given not earlier than the 120th day, nor later than the close of business on the later of the 90th day, prior to the date of such annual meeting, or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

In addition to meeting the advance notice provisions mentioned above, the stockholder in its notice must provide the information required by our Bylaws to bring a stockholder proposal or nominate an individual to serve as a director of the Board. As such, you are advised to review the Company’s Bylaws for such additional requirements about advance notice of stockholder proposals and director nominations. A copy of the full text of the provisions of the Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under SEC rules, stockholders who wish to submit proposals for inclusion in the proxy statement for the annual meeting of stockholders to be held in 2024 must submit such proposals so as to be received by the Company at 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122, on or before November 9, 2023; provided, however, that in the event that the Company holds the annual meeting of stockholders to be held in 2024 more than 30 days before or after the one year anniversary date of the Annual Meeting, the Company will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the additional requirements of Rule 14a-19(b) of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 and Rule 14a-19 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: TRACON Pharmaceuticals, Inc., 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122, Attn: Corporate Secretary, or by telephone: (858) 550-0780.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, relating to future events. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions. For a nonexclusive list of major factors which could cause the actual results to differ materially from the predicted results in the forward-looking statements, please refer to the “Risk Factors” in Part I, Item 1A of the 2022 Annual Report and in our subsequently filed periodic reports on Form 10-Q and Form 8-K.

PROPOSAL 1

THE REVERSE SPLIT PROPOSAL

Our Board has adopted and deemed advisable and is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split of all of the outstanding shares of common stock at a ratio of between one-for-five and one-for-twenty with such ratio to be determined at the sole discretion of our Board and with such Reverse Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion. The form of the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split is attached as Appendix A to this Proxy Statement. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Amended and Restated Certificate of Incorporation.

By approving this proposal, stockholders will approve a series of amendments to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including five and twenty would be combined into one share of our common stock and authorize our Board to file only one such amendment, as determined by our Board in the manner described herein and to abandon each amendment not selected by the Board. Our Board believes that stockholder approval granting our Board this discretion, rather than approval of a specified stock split ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one Reverse Split as a result of this authorization. Our Board may also elect not to do any Reverse Split. Our Board’s decision as to whether and when to effect the Reverse Split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of the Nasdaq Capital Market. Although our stockholders may approve the Reverse Split, we will not effect the Reverse Split if our Board does not deem it to be in the best interests of the Company and its stockholders. The Reverse Split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding on the Record Date, is deemed by the Board to be in the best interests of the Company and its stockholders, and after filing the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The total number of authorized shares of common stock will remain at 60,000,000, notwithstanding the Reverse Split.

Background

Our common stock is currently listed on the Nasdaq Capital Market. In order for our common stock to continue to be listed on the Nasdaq Capital Market, we must satisfy various listing maintenance standards established by the Nasdaq Stock Market (“Nasdaq”). If we are unable to meet the Nasdaq Capital Market requirements, our common stock will be subject to delisting.

Under Nasdaq’s continued listing requirements for the Nasdaq Capital Market, if the closing bid price of our common stock is under $1.00 per share for 30 consecutive business days and does not thereafter reach $1.00 per share or higher for a minimum of 10 consecutive business days during the 180 calendar days following notification by Nasdaq, our common stock would be subject to delisting by Nasdaq.

On June 8, 2023, we received letters (the “Notices”) from the Listing Qualifications staff (the “Staff”) of the Nasdaq notifying us that (i) for 30 consecutive business days preceding the date of the Notices, the market value of our common stock was less than $35.0 million, which does not meet the requirement for continued listing on the Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(b)(2) (the “Market Value Rule”), and (ii) for 30 consecutive business days preceding the date of the Notices, the closing bid price of our common stock was below $1.00 per share, which is the minimum required closing bid price for continued listing on the Nasdaq Capital Market pursuant to Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C) and Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq has provided us with 180 calendar days, or until December 5, 2023, to regain compliance with the Market Value Rule and the Minimum Bid Price Requirement. Accordingly, our Board adopted resolutions, subject to approval by our stockholders, to amend our Amended and Restated Certificate of Incorporation to effect the Reverse Split of our common stock at a ratio in the range of one-for-five to one-for-twenty with such ratio to be determined in the discretion of our Board. These resolutions were approved as a means of regaining compliance with the Minimum Bid Price Requirement.

Purpose of the Proposed Reverse Split

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of the common stock. The Board believes that the Reverse Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our common stock on the Nasdaq Capital Market and generate greater investor interest in the Company.

The Board believes that maintaining the listing of our common stock on the Nasdaq Capital Market is in the best interests of the Company and our stockholders. If our common stock were delisted from the Nasdaq Capital Market, the Board believes that such delisting could adversely affect the market liquidity of our common stock, decrease the market price of our common stock, adversely affect our ability to obtain financing for the continuation of our operations and result in the loss of confidence in our company.

If the Reverse Split is approved by our stockholders and implemented by the Board, we expect to satisfy the $1.00 per share minimum bid price requirement for continued listing. However, despite the approval of the Reverse Split by our stockholders and implementation by the Board, there can be no assurance that the Reverse Split will result in our meeting and maintaining the $1.00 minimum bid price requirement. The effect of the Reverse Split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the Reverse Split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split due to, among other reasons, our performance and other factors that may be unrelated to the number of shares outstanding. The common stock could also be delisted from the Nasdaq Capital Market due to our failure to comply with one or more other Nasdaq listing rules. For example, if we do not regain compliance with the Market Value Rule as described above, we cannot be certain that we can maintain the listing of our common stock on the Nasdaq Capital Market.

Effect on Outstanding Common Stock and Authorized Common Stock

The following table illustrates the effects of a one-for five, one-for-ten and one-for-twenty Reverse Split on our outstanding common stock as of July , 2023 (without giving effect to any adjustments for fractional shares):

	Prior to Reverse Split	1-for-5	1-for-10	1-for-20
Common Stock:
Outstanding

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our Company or proportionate voting power.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Effect on Equity Awards

If the Reverse Split is implemented, the number of shares of common stock subject to outstanding options and warrants issued by the Company, and the number of shares reserved for future issuance under the Company’s Amended and Restated Stock Incentive Plan, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options and warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options and warrants will be unaffected, but following a Reverse Split such exercise price will apply to a reduced number of shares). As of July , 2023 there were outstanding stock options and warrants to purchase an aggregate of and shares of common stock, respectively at a weighted average exercise price of $ and $ per share, respectively. Assuming, for example, a 1-for-10 Reverse Split, the number of shares covered by outstanding options will be reduced to one-tenth the number currently issuable, and the exercise price of outstanding options will be increased by 10 times the current exercise price.

No Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Split. If as a result of the Reverse Split, a stockholder of record would otherwise hold a fractional share, one full share of Common Stock shall be issued in lieu of the issuance of any such fractional share.

By approving the amendment to our Amended and Restated Certificate of Incorporation effecting the Reverse Split, stockholders will be approving the combination of any whole number of issued shares of our common stock between and including 5 and 20 shares into one share of common stock.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Split because there will be fewer shares of common stock outstanding.

Possible Disadvantages of Reverse Split

Even though the Board believes that the potential advantages of the Reverse Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Split:

•
The reduced number of shares of our common stock resulting from a Reverse Split could adversely affect the liquidity of our common stock.

•
A Reverse Split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•
A Reverse Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the Reverse Split.

•
There can be no assurance that the market price per new share of our common stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Split. For example, based on the closing market price of our common stock on July , 2023 of $ per share of common stock, if the stockholders approve this proposal and the Board selects and implements a Reverse Split ratio of 1-for-10, there can be no assurance that the post-split market price of our common stock would be $ per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of our common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

•
While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•
If the Reverse Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Split, the Reverse Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. Even if the Reverse Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-Reverse Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “No Fractional Shares.”

Criteria to be Used for Decision to Apply the Reverse Split

In the event that approval for the Reverse Split is obtained, our Board will be authorized to proceed with the Reverse Split. If our stock closes at a bid price equal to or greater than $1.00 for the 10 business days prior to the Special Meeting, our Board may delay its decision to execute the Reverse Split indefinitely. In that case, if at any time during the 12 month period following the Special Meeting the stock price falls below $1.00 for a 30-day period and therefore fails to comply with the applicable Nasdaq Capital Market minimum listing requirements, then the Reverse Split may be executed as a cure for this condition.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split and we will not independently provide our stockholders with any such right.

Certain Material Federal Income Tax Consequences of the Reverse Split to U.S. Holders

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to certain U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder.

The discussion below only addresses stockholders who hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Split, including the tax consequences of the Reverse Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the alternative minimum tax or the Medicare contribution tax on net investment income, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Split (whether or not any such transactions are consummated in connection with the Reverse Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

•
an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Our view regarding the tax consequences of the Reverse Split is not binding with the Internal Revenue Service (“IRS”) or the courts. We have not sought, and do not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE SPLIT ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Split

We intend to treat the Reverse Split as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period for the shares of the common stock received should include the holding period for the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Split them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

Vote Required

The affirmative vote of holders of a majority of our common stock on the Record Date will be required to approve the amendment of our Amended and Restated Certificate of Incorporation to effect a Reverse Split of our common stock at a ratio in the range of one-for-five to one-for-twenty, such ratio to be determined in the discretion of our Board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

PROPOSAL 2

NASDAQ STOCKHOLDER APPROVAL PROPOSAL

This Proposal 2 proposes to approve, in accordance with applicable rules of Nasdaq, the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale.

Overview

On May 8, 2023, we entered into the Lincoln Park Purchase Agreement and a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Lincoln Park has committed to purchase up to $26.0 million of the our common stock, par value 0.001 per share ( “Common Stock”), subject to certain limitations and satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, from time to time and at our sole discretion during the term of the Lincoln Park Purchase Agreement.

Upon the terms and subject to the satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $26.0 million of our Common Stock. Such sales of Common Stock by us, if any, will be subject to certain limitations set forth in the Lincoln Park Purchase Agreement, and may occur from time to time, at our sole discretion, over a period of up to 36-months commencing on the date that each of the conditions to Lincoln Park’s purchase obligations set forth in the Lincoln Park Purchase Agreement have initially been satisfied, including, pursuant to the Registration Rights Agreement, a registration statement registering under the Securities Act the resale by Lincoln Park of shares of Common Stock that have been and may be issued by us to Lincoln Park under the Lincoln Park Purchase Agreement being declared effective by the Securities and Exchange Commission (the “SEC”) and a final prospectus relating thereto is filed with the SEC (the date on which all of such conditions are satisfied, the “Commencement Date”). The related registration statement was declared effective by the SEC and final prospectus was filed with the SEC on May 31, 2023.

On May 31, 2023, we issued and sold 1,735,207 shares (the “Initial Purchase Shares”) of our Common Stock to Lincoln Park at a purchase price of $0.5763 per Initial Purchase Share pursuant to the Lincoln Park Purchase Agreement for an aggregate purchase price of approximately $1.0 million. In accordance with the Lincoln Park Purchase Agreement this issuance and sale was made following written notice delivered by us to Lincoln Park, directing Lincoln Park to purchase the Initial Purchase Shares.

From and after the first business day following the Commencement Date, we may from time to time, on any business day selected by us on which the closing sale price per share of Common Stock as reported on The Nasdaq Capital Market is not less than the “floor price” threshold set forth in the Lincoln Park Purchase Agreement (each such business day, a “purchase date”), by written notice delivered by us to Lincoln Park, direct Lincoln Park to purchase up to 125,000 shares of Common Stock on such purchase date, at a purchase price per share that will be determined and fixed in accordance with the Lincoln Park Purchase Agreement at the time we deliver such written notice to Lincoln Park (each, a “regular purchase”). The maximum number of shares we may sell to Lincoln Park in a regular purchase may be increased by certain amounts to up to 175,000 shares, with the applicable maximum share limit determined by whether the closing sale price per share of Common Stock as reported on The Nasdaq Capital Market on the applicable purchase date for such regular purchase equals or exceeds certain minimum price thresholds set forth in the Lincoln Park Purchase Agreement, in each case, subject to adjustment for any recapitalization, non-cash dividend, forward or reverse stock split or other similar transactions as provided in the Purchase Agreement; provided, however, that the dollar amount of Lincoln Park’s maximum purchase commitment in any single regular purchase may not exceed $1.0 million. The purchase price per share of Common Stock sold by us to Lincoln Park in each such regular purchase, if any, will be based on the market prices of the Common Stock over a certain period ending immediately prior to the time of sale calculated in accordance with the pricing terms for a regular purchase set forth in the Lincoln Park Purchase Agreement.

In addition to regular purchases, provided that we have directed Lincoln Park to purchase the maximum amount of shares that we are then able to sell to Lincoln Park in a regular purchase, we may, in our sole discretion, also direct Lincoln Park to purchase additional shares of Common Stock in “accelerated purchases,” and “additional accelerated purchases” as set forth in the Lincoln Park Purchase Agreement. The purchase price per share of Common Stock sold in each such accelerated purchase and additional accelerated purchase, if any, will be based on the market prices of the Common Stock over a certain period during regular trading hours on the applicable purchase date for such accelerated purchase and such additional accelerated purchase, respectively, calculated in accordance with the pricing terms for an accelerated purchase and an additional accelerated purchase, as applicable, set forth in the Lincoln Park Purchase Agreement. There are no upper limits on the price per share that Lincoln Park must pay for shares of Common Stock in any purchase under the Lincoln Park Purchase Agreement.

We will control the timing and amount of any sales of Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement. Lincoln Park has no right to require us to sell any shares of Common Stock to Lincoln Park, but Lincoln Park is obligated to make purchases as we direct, subject to certain conditions set forth in the Lincoln Park Purchase Agreement. Actual sales of shares of Common Stock to Lincoln Park will depend on a variety of factors to be determined by us from time to time, including, among others, general market conditions, the trading prices for our Common Stock at or prior to the time of sale and determinations by us as to the appropriate sources of funding for us and our operations.

In accordance with applicable Nasdaq listing rules, the aggregate number of shares of Common Stock that we may issue to Lincoln Park under the Lincoln Park Purchase Agreement cannot exceed 4,809,486 shares (subject to adjustment for any recapitalization, non-cash dividend, forward or reverse stock split or other similar transactions), which number of shares equals 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Lincoln Park Purchase Agreement (the “Exchange Cap”), unless (i) we first obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq listing rules, or (ii) at the time we have issued shares of Common Stock equal to the Exchange Cap and at all times thereafter, the average price per share of Common Stock for all shares of Common Stock sold by us to Lincoln Park under the Lincoln Park Purchase Agreement equals or exceeds $0.8225 per share (representing the lower of the official closing price of the Common Stock on Nasdaq on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement and the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement, as adjusted pursuant to applicable Nasdaq rules), such that the Exchange Cap limitation would no longer apply to issuances and sales of Common Stock by us to Lincoln Park under the Lincoln Park Purchase Agreement under applicable Nasdaq listing rules.

The Lincoln Park Purchase Agreement also prohibits us from directing Lincoln Park to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 9.99% of the issued and outstanding shares of Common Stock.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Lincoln Park Purchase Agreement or Registration Rights Agreement, except we are prohibited (with certain specified exceptions set forth in the Purchase Agreement), during the term of the Lincoln Park Purchase Agreement, from effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar equity line of credit offering in which we may offer, issue or sell, and the purchaser is irrevocably bound to purchase, Common Stock or securities convertible or exercisable into Common Stock at a future determined price. Lincoln Park has agreed not to engage in or effect, directly or indirectly, for its own principal account or for the principal account of any of its affiliates, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Lincoln Park Purchase Agreement.

As consideration for Lincoln Park’s commitment to purchase shares of Common Stock at our direction, from time to time during the term of the Lincoln Park Purchase Agreement, upon the terms of and subject to satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, we issued 599,216 shares of Common Stock to Lincoln Park as a commitment fee (such shares, the “Commitment Shares”) on May 8, 2023.

The Lincoln Park Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. We have the right to terminate the Lincoln Park Purchase Agreement at any time with one business day’s prior written notice to Lincoln Park, at no cost or penalty. During any “Event of Default” under the Lincoln Park Purchase Agreement, Lincoln Park does not have the right to terminate the Lincoln Park Purchase Agreement; however, we may not deliver to Lincoln Park any purchase notice for a regular purchase, an accelerated purchase or an additional accelerated purchase of Common Stock, until such Event of Default is cured.

The Nasdaq Stockholder Approval Rule

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

• The Nasdaq “Change in Control” Rule. Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, at least 20% or more of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power and such ownership or voting power would be the largest ownership position of the issuer).

• The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price that is the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

We refer to Nasdaq Listing Rules 5635(b) and (d) collectively herein as the “Nasdaq Stockholder Approval Rule.” We are seeking stockholder approval for the sale and issuance of our Common Stock in accordance with the terms of the Lincoln Park Purchase Agreement that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale. Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of the Nasdaq Stockholder Approval Rule.

Certain Effects of the Proposal

If our stockholders do not approve Proposal 2, sales of our Common Stock pursuant to the Lincoln Park Purchase Agreement will be limited to the extent that Lincoln Park, together with its affiliates, would not beneficially own more than 19.99% of the shares of Common Stock then outstanding.

While we believe that having the ability to issue shares in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale offers benefits to us and our stockholders, the resulting issuance of Common Stock may cause substantial dilution to the equity interests of our stockholders at the time of any such issuance and would decrease our ability to utilize our Common Stock in connection with other transactions.

Required Vote

To be approved, the proposal to approve the Nasdaq Stockholder Approval Rule (Proposal 2) requires the affirmative vote “For” such proposal from a majority of the total votes cast on the proposal. Abstentions are not treated as votes cast and, therefore, will have no effect. NYSE has advised us that this proposal is considered a “non-routine” matter under NYSE rules and, therefore, if you do not return voting instructions to your broker by its deadline, this will result in a broker non-vote, which will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement to households at which two or more stockholders reside. This practice, known as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and, if applicable, annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent. You may also obtain a separate proxy statement without charge by contacting us at TRACON Pharmaceuticals, Inc., Investor Relations, 4350 La Jolla Village Drive, Suite 800, San Diego, California 92122; or by telephone to (858) 550-0780. We will promptly send additional copies of the proxy statement.

Stockholders sharing an address that are receiving multiple copies of the proxy statement can request delivery of a single copy of the proxy statement by contacting their broker, bank or other intermediary or by contacting us as indicated above.

TRANSACTION OF OTHER BUSINESS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Dr. Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer

San Diego, California

August , 2023

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRACON PHARMACEUTICALS, INC.

TRACON Pharmaceuticals, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The original name of the Company was Lexington Pharmaceuticals, Inc. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 28, 2004.

SECOND: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions approving and deeming advisable an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

Paragraph A of Article IV of the Restated Certificate is hereby amended and restated to read in its entirety as follows:

“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 70,000,000 shares. 60,000,000 shares shall be Common Stock, each having a par value of $0.001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001.

Effective as of 5:00 p.m., Eastern Time, on [***DATE***] (the “Effective Time”), each [_____(__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined and converted into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to one full share of post-Reverse Split Common Stock for such fractional share of Common Stock. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive one full share of Common Stock in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as one full share of Common Stock in lieu of a fractional share of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.”

THIRD: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on ___________________, _______.

TRACON Pharmaceuticals, Inc

By: ______________________________

Charles Theuer, M.D., Ph.D.

President and Chief Executive Officer

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TRACON PHARMACEUTICALS, INC. 4350 LA JOLLA VILLAGE DRIVE SUITE 800 SAN DIEGO, CA 92122 V21122-S70160 TRACON PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of one-for-five to one-for-twenty of our common stock with the exact ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion. 2. To approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park Capital Fund, LLC and its affiliates (“Lincoln Park”) in accordance with the pricing terms set forth in the common stock purchase agreement dated May 8, 2023 that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. V21123-S70160 TRACON PHARMACEUTICALS, INC. Special Meeting of Stockholders September 6, 2023 8:00 AM, PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Charles P. Theuer, M.D., Ph.D. and Scott B. Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRACON PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM, Pacific Time on September 6, 2023 at the Company's headquarters,4350 La Jolla Village Drive, Suite 800, San Diego, California 92122, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side